SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)     January 21, 1998
                                                     -------------------------


                               ICG COMMUNICATIONS, INC.
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                  (Exact name of registrant as specified in charter)


             Delaware                    1-11965                 84-1342022
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     (State of Incorporation)          (Commission             (IRS Employer
                                        File Number)         Identification No.)


         9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
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                       (Address of principal executive offices)


                             ICG HOLDINGS (CANADA), INC.
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                  (Exact name of registrant as specified in charter)


              Canada                     1-11052               Not Applicable
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     (State of Incorporation)          (Commission             (IRS Employer
                                        File Number)         Identification No.)


         1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3
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                       (Address of principal executive offices)


                                  ICG HOLDINGS, INC.
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                  (Exact name of registrant as specified in charter)



             Colorado                   33-96540                 84-1158866
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     (State of Incorporation)          (Commission             (IRS Employer
                                        File Number)         Identification No.)


         9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
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                    (Address of principal executive offices)


     Registrants' telephone numbers, including area codes (800) 650-5960 or
                                                          (303) 572-5960
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                                         N/A
                                      ----------
            (Former name or former address, if changed since last report)

          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                    On January 21, 1998, ICG Communications, Inc. ("ICG") completed the previously announced acquisition of NETCOM On-Line Communication Services, Inc. ("NETCOM"), pursuant to the Agreement and Plan of Merger, dated October 12, 1997, as amended December 15, 1997, among ICG, NETCOM and ICG Acquisition, Inc. (the "Merger Agreement"). Pursuant to the Merger Agreement, the former stockholders of NETCOM will receive 0.8628 shares of ICG common stock for each share of NETCOM common stock. An aggregate of 10,198,733 shares of ICG common stock will be issued in exchange for all of the issued and outstanding shares of common stock of NETCOM.


          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of NETCOM have been previously filed with the Commission and are incorporated by reference from NETCOM's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and NETCOM's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 1996.

               (B) PRO FORMA FINANCIAL INFORMATION. The required pro forma financial statements have been previously filed with the Commission and are incorporated by reference from the Registrant's registration statement on Form S-4 (Reg. No. 333-39737).

               (C)  EXHIBITS.

                    2.1 Agreement and Plan of Merger, dated October 12, 1997, by and among ICG, ICG Acquisition, Inc. and NETCOM.

                    2.2 Amendment to Agreement and Plan of Merger, dated December 15, 1997, by and among ICG, ICG
                         Acquisition, Inc. and NETCOM.

                    23.1 Consent of Ernst & Young LLP.

                    99.1 NETCOM Annual Report on Form 10-KSB/A for the
                         fiscal year ended December 31, 1996.

                    99.2 NETCOM Quarterly Report on Form 10-Q for the
                         fiscal quarter ended September 30, 1997.

                    99.3 ICG Registration Statement on Form S-4 initially
                         filed on November 7, 1997 (Reg. No. 333-39737).

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


          Dated: February 5, 1998       ICG COMMUNICATIONS, INC.


                                        By: /s/ James D. Grenfell
                                           --------------------------------
                                           James D. Grenfell
                                           Executive Vice President and Chief
                                                Financial Officer


                                        ICG HOLDINGS (CANADA), INC.


                                        By: /s/ James D. Grenfell
                                           --------------------------------
                                           James D. Grenfell
                                           Executive Vice President and Chief
                                                Financial Officer


                                        ICG HOLDINGS, INC.


                                        By: /s/ James D. Grenfell
                                           --------------------------------
                                           James D. Grenfell
                                           Executive Vice President and Chief
                                                Financial Officer

                                    EXHIBIT INDEX


               2.1 Agreement and Plan of Merger, dated October 12, 1997, by and among ICG, ICG Acquisition, Inc. and NETCOM.

               2.2 Amendment to Agreement and Plan of Merger, dated December 15, 1997, by and among ICG, ICG Acquisition, Inc. and NETCOM.

               23.1 Consent of Ernst & Young LLP.

               99.1 NETCOM Annual Report on Form 10-KSB/A for the fiscal
                    year ended December 31, 1996.

               99.2 NETCOM Quarterly Report on Form 10-Q for the fiscal
                    quarter ended September 30, 1997.

               99.3 ICG Registration Statement on Form S-4 initially filed on November 7, 1997 (Reg. No. 333-39737).